Exhibit 10.1
CERTAIN PORTIONS OF THIS EXHIBIT (INDICATED BY [***]) HAVE BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K BECAUSE THEY ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE COMPANY TREATS AS PRIVATE AND CONFIDENTIAL.
CONFIDENTIAL
FIFTH AMENDMENT TO
COLLABORATION AGREEMENT

This Fifth Amendment (the “Amendment”) to the Agreement (as defined below), dated effective on March 3, 2025 (the “Amendment Effective Date”) regardless of the dates of the signatures below, by and between CELGENE CORPORATION, a corporation organized and existing under the laws of Delaware, with its principal business office located at 86 Morris Avenue, Summit, NJ 07901, USA (“Celgene”), and ZYMEWORKS BC INC., formerly named Zymeworks Inc., a corporation organized and existing under the laws of British Columbia, having an address at114 East 4th Avenue, Suite 800, Vancouver, BC, Canada V5T 1G4 (“Zymeworks”). Zymeworks and Celgene are each referred to individually as a “Party” and together as the “Parties”.
BACKGROUND
A.Celgene and Zymeworks entered into that certain Collaboration Agreement dated December 23, 2014, as amended on May 29, 2017, March 31, 2020, June 22, 2020 and August 4, 2021 (the “Agreement”) pursuant to which the Parties conducted the Research Program (as defined in the Agreement) and Zymeworks granted certain licenses to Celgene under the Zymeworks Intellectual Property (as defined in the Agreement).
B.Celgene Alpine Investment Co., LLC, was merged into Celgene Corporation on November 9, 2022, and the Agreement was assigned to Celgene Corporation so that Celgene Alpine Investment Co., LLC is no longer a party to the Agreement.
C.Celgene wishes to extend the Option Term (as defined in the Agreement), and Zymeworks is willing to provide such extension.
D.The Parties now desire to amend the Agreement as set forth herein.
    NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein below, the sufficiency of which is acknowledged by both Parties, the Parties agree as follows as of the Amendment Effective Date:
AGREEMENT
1.Definitions. Unless otherwise defined in this Amendment, initially capitalized terms used herein shall have the meanings given to them in the Agreement.
2.Option Term Definition. Section 1.37 of the Agreement is hereby deleted in its entirety and replaced with the following:
“1.37    “Option Term” means, with respect to each Collaboration Sequence Group, the period commencing on the initiation of the Research Program and expiring on the earlier of: [***].

3.No Other Modifications. Except as specifically set forth in this Amendment, the terms and conditions of the Agreement shall remain in full force and effect. No waiver of any obligation under this Amendment shall be effective unless it has been given in writing and signed by the Party giving such waiver. No provision of this Amendment may be amended or modified other than by a written document signed by authorized representatives of each Party.
4.Miscellaneous. This Amendment, together with the Agreement, sets forth the entire agreement and understanding of the Parties as to the subject matter hereof and supersedes all proposals, oral or written, and all other communications between the Parties with respect to such subject matter. This Amendment may be executed by electronic signature and in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and the patent laws of the United States without reference to any rules of conflict of laws.

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IN WITNESS WHEREOF, the Parties intending to be bound have caused this Amendment to be executed by their duly authorized representatives.

ZYMEWORKS BC INC.

By: /s/ Daniel Dex
Name:     Daniel Dex
Title:     General Counsel
Date:     March 21, 2025

CELGENE CORPORATION

By: /s/ Christopher Mussari
Name:     Christopher Mussari
Title:     Senior Manager
Date:     March 25, 2025